American Century Quantitative Equity Funds, Inc. Prospectus Supplement Global Gold Fund
Supplement dated April 8, 2011 ¡ Prospectus dated November 1, 2010

The following replaces the Redemption of Shares in Accounts Below Minimum section on page 18 of the prospectus.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Some shares redeemed in this manner may be subject to a redemption fee, if held less than a specified number of days (see Redemptions under Additional Policies Affecting Your Investment). A, B and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 20 basis points (0.20%) higher than the Institutional Class.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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